UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2009

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 8.01. Other Events.

Exhibit 100 to this Current Report on Form 8-K contains documents formatted in XBRL (eXtensible Business Reporting Language) with information from General Electric Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission (SEC) on February 18, 2009. The information includes the (i) Statement of Earnings for the years ended December 31, 2008, 2007 and 2006, (ii) Consolidated Statement of Changes in Shareowners’ Equity for the years ended December 31, 2008, 2007 and 2006, (iii) Statement of Financial Position at December 31, 2008 and 2007, and (iv) Statement of Cash Flows for the years ended December 31, 2008, 2007 and 2006.

Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL-Related Documents is unaudited and these are not the financial statements of General Electric Company as filed with the SEC. The purpose of submitting these XBRL-Related Documents is to test the related format and technology and, as a result, investors should not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
The following exhibits are furnished herewith:
Exhibit Description
Exhibit 100
The following materials from General Electric Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 18, 2009, formatted in XBRL (eXtensible Business Reporting Language): (i) Statement of Earnings for the years ended December 31, 2008, 2007 and 2006, (ii) Consolidated Statement of Changes in Shareowners’ Equity for the years ended December 31, 2008, 2007 and 2006, (iii) Statement of Financial Position at December 31, 2008 and 2007, and (iv) Statement of Cash Flows for the years ended December 31, 2008, 2007 and 2006.

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: March 2, 2009	/s/ Jamie S. Miller
Jamie S. Miller Vice President and Controller

(3)

Exhibit Index

100
Materials from General Electric Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 18, 2009, formatted in XBRL (eXtensible Business Reporting Language): (i) Statement of Earnings for the years ended December 31, 2008, 2007 and 2006, (ii) Consolidated Statement of Changes in Shareowners’ Equity for the years ended December 31, 2008, 2007 and 2006, (iii) Statement of Financial Position at December 31, 2008 and 2007, and (iv) Statement of Cash Flows for the years ended December 31, 2008, 2007 and 2006.

(4)